SUBSEQUENT EVENTS	6 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

12. SUBSEQUENT EVENTS

As noted in Note 6, on May 25, 2022 the Group amended the conversion price of the convertible notes, and the holders of Notes converted all of the outstanding principal amount of convertible notes and all the accrued but unpaid interest as of such date at the Conversion Price aggregating $64,730, resulting in the issuance of 15,414,467,400 class A ordinary shares or 102,763,116 ADSs.

In addition, on the same date, the Company issued 8,617,124,250 class A ordinary shares to a lender of other short-term payable (Note 5), at a per share price equal to the Conversion Price divided by 150 (being the ADS to class A ordinary share ratio), or for a total consideration of US$36,185,890. The payment of the total consideration is set off by the repayment by the Company of the outstanding amount (including any accrued but unpaid interest) owed by the Company to the lender.